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EXHIBIT 21

As of December 31, 2007

        A table of subsidiaires of Liberty Media Corporation is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Name	State/Country of Formation
090502 Limited	UK
1227844 Ontario Ltd.	CANADA (Ontario)
AEI Music Network, Inc.	WA
Affiliate Marks Investments, Inc.	DE
Affiliate Investment, Inc.	DE
Affiliate Relations Holdings, Inc.	DE
Affiliate Sales & Marketing, Inc.	DE
Anchor Bay Entertainment Australia PTY LTD.	AUSTRALIA
Anchor Bay Entertainment Canada Co. (unlimited liability company)	NOVA SCOTIA
Anchor Bay Entertainment UK Limited	UK
Anchor Bay Entertainment, LLC	DE
Anchor Bay International Limited	UK
Aries Pictures LLC	CO
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc.	GA
Backcountry.com, Inc.	UT
Barefoot Acquisition, LLC	DE
BDTV II Inc.	DE
BDTV III Inc.	DE
BDTV Inc.	DE
BDTV IV, Inc.	DE
BET Movies/STARZ!3, LLC	DE
Betmart Limited	UK
Bodybuilding.com, LLC	DE
Braves Productions, Inc.	GA
BuySeasons, Inc.	DE
CDirect Mexico I, Inc.	DE
CDirect Mexico II, Inc.	DE
CDM Fantasy Sports Corp.	DE
Chalk Line Productions, LLC	DE
Columbia Exchange Systems Ltd.	CANADA
Commerce Technologies, Inc. [dba Commerce Hub]	NY
Communication Capital, LLC	DE
Composer Films, LLC	DE
Conductor Films, LLC	DE
Corcom, Inc. [dba Don Best Sports]	NV
CVN Companies, Inc.	MN
CVN Direct Marketing Corp.	MN
CVN Distribution Co., Inc.	MN
CVN Management, Inc.	MN

CVN Michigan, Inc.	MN
Diamonique Canada Holdings, Inc.	DE
Diamonique Corporation	NJ
Digital Entertainment Limited	UK
DKP Effects, Inc.	CA
Dry Creek Productions LLC	CO
ER Development International, Inc.	PA
ER Marks, Inc.	DE
EZShop International, Inc.	DE
Fanball UK Limited	UK
Fantasy Sports Acquisition, LLC	DE
Film Roman, LLC	DE
FUN Technologies Corporation [dba Fantasy Cup]	DE
FUN Technologies Inc.	CANADA
FUN Technologies Limited	UK
Gold Striped Shirt LLC	DE
Health Ventures Partners G.P.	PA
Higher Power Nutrition Common Holdings, LLC	DE
IC Marks, Inc.	DE
IM Experience, Inc.	PA
Influence Marketing Corp (dba QVC @ theMall) [Unlimited Liability Corp.]	NOVA SCOTIA
Influence Marketing Services, Inc.	CANADA (Ontario)
Informedia, LLC	DE
Innovative Retailing, Inc.	DE
iQVC GmbH	GERMANY
KSI, Inc.	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
LDIG Gamenet, Inc.	DE
LDIG, LLC	DE
Leisure Arts, Inc.	DE
Liberty AEG, LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty ANLBC, Inc.	DE
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated Partners, L.P.	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty BRBA, Inc.	DE
Liberty Cayman Preferred Company	CAYMAN
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE

Liberty CM, Inc.	DE
Liberty CNBC, Inc.	CO
Liberty Crown, Inc.	DE
Liberty Denver Arena LLC	DE
Liberty Entertainment, Inc.	DE
Liberty Freedom, LLC	DE
Liberty Genius, Inc.	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC. Inc.	CO
Liberty HSN II, Inc.	DE
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty ICGX, Inc.	DE
Liberty Java, Inc.	CO
Liberty LQ VII, LLC	DE
Liberty LSAT II, LLC	DE
Liberty LSAT, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty Media LLC	DE
Liberty MLP, Inc.	CO
Liberty NC II, LLC	DE
Liberty NC IV, LLC	DE
Liberty NC IX, LLC	DE
Liberty NC V, LLC	DE
Liberty NC VI, LLC	DE
Liberty NC VII, LLC	DE
Liberty NC VIII, LLC	DE
Liberty NC XII, LLC	DE
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PCLN, Inc.	DE
Liberty Picks, LLC	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Protein, Inc.	DE
Liberty QVC Holding, LLC	DE
Liberty Satellite & Technology, Inc.	DE
Liberty Satellite, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Holdings, LLC	DE
Liberty Tower, Inc.	DE
Liberty TP Holdings, Inc.	DE
Liberty TP Investment, LLC	DE
Liberty TP LLC	DE
Liberty TP Management, Inc	DE

Liberty TS, Inc.	DE
Liberty TSAT, LLC	DE
Liberty TWSTY II, Inc.	CO
Liberty TWSTY III, Inc.	CO
Liberty USA Holdings, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
Liberty Wireless 1, Inc.	DE
Liberty Wireless 10, Inc.	DE
Liberty Wireless 11, Inc.	DE
Liberty Wireless 2, Inc.	DE
Liberty Wireless 3, Inc.	DE
Liberty Wireless 4, Inc.	DE
Liberty Wireless 5, Inc.	DE
Liberty Wireless 6, Inc.	DE
Liberty Wireless 7, Inc.	DE
Liberty Wireless 8, Inc.	DE
Liberty Wireless 9, Inc.	DE
Liberty XMSR, Inc.	DE
LMC Bay Area Sports, LLC	CO
LMC BET, LLC	CO
LMC Capital LLC	DE
LMC Denver Arena, Inc.	DE
LMC IATV Events, LLC	DE
LMC Request, Inc.	CO
LMC Silver King, Inc.	CO
LMC USA IX, Inc.	DE
LMC USA VIII, Inc.	DE
LMC USA XI, Inc.	DE
LMC USA XII, Inc.	DE
LMC USA XIII, Inc.	DE
LMC USA XIV, Inc.	DE
LMC USA XV, Inc.	DE
LMC Wireless 1, LLC	DE
LMC Wireless 2, LLC	DE
LMC Wireless 3, LLC	DE
LMC Wireless 4, LLC	DE
LMC Wireless 5, LLC	DE
LMC Wireless 6, LLC	DE
LMC Wireless Holdings, LLC	DE
LMC Wireless IV, LLC	DE
LMC/LSAT Holdings, LLC	DE
Lower Learning, LLC	DE
LQ III, LLC	DE
LQ IV, LLC	DE
LQ V, LLC	DE
LQ VI, LLC	DE
LSAT Astro LLC	DE
LTP Wireless 1, LLC	DE

LTWX I, LLC	DE
LTWX V, Inc.	CO
MacNeil/Lehrer Productions [gp]	NY
Manga Entertainment Limited	UK
Manga Entertainment, LLC	DE
Maxide Acquisition, Inc.	DE
Maxide Music, Inc.	DE
Mid-East Finder Sales, LLC	DE
Millcreek Holdings, LLC	DE
Namor Productions, LLC	DE
NSTBC, Inc.	DE
Octopi, Inc.	DE
Overture Films, LLC	DE
Overture P.R., LLC	PUERTO RICO
Pioneer Studios, Inc.	DE
Provide Berries, Inc.	DE
Provide Cards, Inc.	CA
Provide Commerce, Inc. (dba Shari's Berries)	DE
Q The Music, Inc.	DE
QC Marks, Inc.	DE
QDirect Ventures, Inc.	DE
QExhibits, Inc.	DE
QHealth, Inc.	DE
QK Holdings, Inc.	DE
QS Holdings, Inc.	DE
Queen Sized Investments L.L.C.	LA
Queen Sized Productions L.L.C.	LA
QVC [English Unlimited Liability Company]	GREAT BRITAIN
QVC Britain [English Unlimited Liability Company]	ENGLAND
QVC Britain I Limited [English limited liability company]	ENGLAND
QVC Britain I, Inc.	DE
QVC Britain II, Inc.	DE
QVC Britain III, Inc.	DE
QVC Call Center GmbH & Co. KG	GERMANY
QVC Call Center Vërwaltungs-GmbH	GERMANY
QVC Chesapeake, Inc.	VA
QVC China Domain Limited	HONG KONG
QVC China, Inc.	DE
QVC de Mexico de S. de R.L. de C.V.	MEXICO
QVC Delaware, Inc.	DE
QVC Deutschland Inc. & Co. KG (a partnership)	GERMANY
QVC eDistribution Inc. & Co. KG	GERMANY
QVC eProperty Management GmbH & Co. KG	GERMANY
QVC eService Inc. & Co. KG	GERMANY
QVC Germany I, Inc.	DE
QVC Germany II, Inc.	DE
QVC Grundstücksverwaltungs GmbH	GERMANY
QVC GV Real Estate GmbH & Co. KG	GERMANY
QVC Handel GmbH	GERMANY

QVC International, Inc.	DE
QVC Investment, LLC	CO
QVC Japan Holdings, Inc.	DE
QVC Japan Services, Inc.	DE
QVC Japan, Inc.	JAPAN
QVC Local, Inc.	DE
QVC Mexico II, Inc.	DE
QVC Mexico III, Inc.	DE
QVC Mexico, Inc.	DE
QVC of Thailand, Inc.	DE
QVC Productworks, Inc.	DE
QVC Properties, Inc.	BRITAIN
QVC Publishing, Inc.	DE
QVC Realty, Inc.	PA
QVC Rocky Mount, Inc.	NC
QVC RS Naples, Inc.	FL
QVC San Antonio, Inc.	TX
QVC Satellite, Ltd	JAPAN
QVC St. Lucie, Inc.	FL
QVC Studio GmbH	GERMANY
QVC, Inc.	DE
QVC-QRT, Inc.	DE
RS Marks, Inc.	DE
RS Myrtle Beach, Inc.	SC
Satellite MGT, LLC	DE
Savor North Carolina, Inc.	NC
SEG Investments, Inc.	DE
Sheepish, LLC	DE
SkillJam EU Limited	UK
SkillJam Technologies Corporation	DE
Starz Animation Slate, LLC	DE
Starz Australia Holdings Pty Ltd.	AUSTRALIA
Starz Canada Holdings I B.V.	NETHERLANDS
Starz Canada Holdings I Co. (unlimited liability company)	NOVA SCOTIA
Starz Canada Holdings II B.V.	NETHERLANDS
Starz Entertainment, LLC	CO
Starz Foreign Holdings B.V.	NETHERLANDS
Starz Foreign Holdings, LLC	DE
Starz Independent, LLC	DE
Starz Media Canada Co. (unlimited liability company)	NOVA SCOTIA
Starz Media Film Productions Puerto Rico, LLC	PUERTO RICO
Starz Media Holdings, LLC	DE
Starz Media, LLC	DE
Starz UK Holdings Limited	UK
Starz, LLC	DE
TATV, Inc.	DE
TBH Marks, Inc.	DE
Teagames Ltd.	UK
The Box Music Network S.L.	SPAIN

The Box Worldwide-Europe, B.V.	NETHERLANDS
The Stadium Club, Inc.	GA
TOBH, Inc.	DE
TP Caribbean, LLC	DE
TP Middle East, LLC	DE
TP UK, LLC	DE
TruePosition China, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
Useful Networks, Inc.	DE
Video Jukebox Network Europe, Ltd.	UK
WFRV and WJMN Television Station, Inc.	WI
WorldWinner.com, Inc.	DE
Yankee Irving, LLC	DE
Zoombak, LLC	DE

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  EXHIBIT 21